Exhibit (10)(i)(k)



                                    AMENDMENT TO SERVICE AGREEMENT


                       THIS AMENDMENT is made and entered into this 5th day of
                  October 1993 by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, hereinafter referred to as "Seller", and SOUTH JERSEY GAS COMPANY, hereinafter referred to as "Buyer".

                                              WITNESSETH

                       WHEREAS,  Seller  and  Buyer  have  entered  into   a
                  Service Agreement under Seller's Rate Schedule FT-NT dated December 20, 1991, hereinafter referred to as the "Agreement"; and

                       WHEREAS, the 'Federal Energy Regulatory  Commission  in
                  Docket No. CP90-687-009 issued an order dated September 2, 1993 ("Order") approving the assignment of South Jersey Energy Company's FT-NT firm transportation capacity to Buyer, hereinafter referred to as the "Assignment"; and

                       WHEREAS, Seller has accepted the authorizations granted
                  in  the order; and

                       WHEREAS, Seller and Buyer desire  to  amend  the
                  Agreement to reflect the increased Transportation Contract Quantity ("TCQII) resulting from the Assignment.

                       NOW, THEREFORE, Seller and Buyer agree to amend  the
                  Agreement as follows:


                       1. Paragraph I of Article I of the Agreement shall be deleted in its entirety and replaced by the following:

                                                ARTICLE I
                                       GAS TRANSPORTATION SERVICE

                       1.  Subject  to  the  terms  and   provisions   of this
                       agreement and of Seller's Rate Schedule FT-NT, Buyer
                       agrees  to deliver   or  cause  to  be  delivered
                       natural gas   for transportation hereunder (plus
                       applicable fuel and line loss make-up) and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to, the dekatherm equivalent of a Transportation Contract Quantity ("TCQII) of 24,700 Mcf per day effective November 1, 1993.

                       2. EXHIBIT "All to the Agreement shall be deleted in its entirety and replaced by the attached Revised Exhibit "A".


                       3. This Amendment shall be effective as of November 1, 1993. Except as herein amended, the Agreement shall remain in full force and effect pursuant to the terms thereof.


                       IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused
                  this Amendment  to  be   signed   by   their   respective
                  officers or representatives duly authorized.


                  TRANSCONTINENTAL GAS  PIPE LINE CORPORATION
                  (Seller)


                  By
                        Thomas E. Skains
                        Senior Vice President
                        Transportation and Customer Services


                  SOUTH JERSEY GAS COMPANY
                  (Buyer)


                  By
                        William C. Bingham
                        Sr.  Vice President
                        Gas Supply






                                          REVISED EXHIBIT "A"


           The points of receipt for natural gas transportation pursuant to this agreement and the daily receipt obligation at each such point shall be:

           Point of Receipt                         Daily Receipt Obligation*
                                                             (Mcf/d)

           1.    Interconnection between  the                   0
                 system of Texas Gas and  the
                 tailgate of the Champlin
                 Processing Plant near Carthage
                 in Panola County, Texas

           2.    Interconnection on the system                  0
                 of Texas Gas at Cornerstone-Ada
                 in Webster Parish, Louisiana

           3.    Interconnection between  the              13,024
                 system of Texas Gas and tailgate
                 of the Texaco Henry Plant in
                 Vermilion Parish,  Louisiana

           4.    Interconnection between  the              13,022
                 systems of Texas Gas and Seller
                 at Mamou (Eunice) in Evangeline
                 Parish, Louisiana




            These quantities include the quantities of gas retained for applicable compressor fuel and line loss make-up on the systems of CNG -and Seller, but such quantities do not include the additional quantities of gas retained for applicable fuel and line loss make-up on the system of Texas Gas.





                                              SOUTH JERSEY GAS COMPANY
                                                M E M O R A N D U M

                                                      5 May 1993


                   TO            G. L. Baulig

                   FROM:         W.  C. Bingham, Jr.

                   SUBJECT       FT-NT AMENDMENT TO SERVICE
                                 AGREEMENT, TEXAS GAS-CNG TRARSMISSION - TRANSCO PROJECT



                           Attached herewith to be placeed In the Corporate
                   Secretary's File is one fully executed original of the FT-NT Amendment to Service Agreement dated February 1, 1993, between Transco and South jersey Gas Company.

                           This Exhibit "A" should replace that which was filed
                   with the Agreement currently in your file.



                                                         W. C. Bingham, Jr.



                   WCB:LaV
                   enc-'s

                    cc:  Gas Supply Department
                         Transcontinental Gas Pipe Line Corporation





      Dated 2/1/93                            EXHIBIT "A"



           The point(s) of receipt for natural gas received for transpor on
      pursuant to this agreement         daily receipt obligation at each such
      Point shall be:



                                   AMENDMENT TO SERVICE AGREEMENT


                      THIS AMENDMENT is made and entered into this     1st day
                 of February, 1993 by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, hereinafter referred to as "Seller", and SOUTH JERSEY GAS COMPANY, hereinafter referred to as "Buyer".


                                              WITNESSETH


                      WHEREAS,  Seller  and  Buyer  have  entered  into   a
                 Service Agreement under Seller's Rate Schedule FT-NT dated December 20, 1991, hereinafter referred to as the "Agreement"; and


                      WHEREAS, Seller and Buyer desire  to  amend  the Agreement to  realign the daily receipt obligation.



                      NOW, THEREFORE, Seller and Buyer agree to amend  the
                 Agreement as follows:



                      EXHIBIT "A" to the agreement shall be deleted in its
                 entirety and replaced by the following:



                                               "EXHIBIT "A"


          The points of receipt for natural gas transportation pursuant to this agreement and the daily receipt obligation at each such point shall be:

            Point of Receipt                       Daily Receipt Obligation*
                                                            (Mcf/d)


            1.   Interconnection between the                    0
                 system of Texas Gas and the
                 tailgate of the Champlin
                 Processing Plant near Carthage
                 in Panola County, Texas

            2.   Interconnection on the system                  0
                 of Texas Gas at Cornerstone-Ada
                 in Webster Parish, Louisiana

            3.   Interconnection between the                9,333
                 system of Texas Gas and tailgate
                 of the Texaco Henry Plant in
                 Vermilion Parish, Louisiana

            4.   Interconnection between the                9,332
                 systems of Texas Gas and Seller
                 at Manou (Eunice) in Evangeline
                 Parish, Louisiana



         These quantities include the quantities of gas retained for applicable compressor fuel and line loss make-up on the systems of CNG and Seller, but such quantities do not include the additional quantities of gas retained for applicable fuel and line loss make-up on the system of Texas Gas, as provided for in Article V, Section 2 of this agreement."





                           IN WITNESS WHEREOF,  the  parties  hereto  have
                      caused this Amendment  to  be  signed  by   their
                      respective officers or representatives duly authorized.

                  TRANSCONTINENTAL GAS  PIPE LINE CORPORATION (Seller)


                  By
                        Thomas E. Skains
                        Senior Vice President
                        Transportation and Customer Services


                  SOUTH JERSEY GAS COMPANY
                  (Buyer)


                  By
                        William C. Bingham
                        Sr.  Vice President
                        Gas Supply









                                              PRECEDENT  AGREEMENT
                                            (Transportation Service)

                           This Precedent Agreement is made as of the 28th of
                      December, 1989, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter Called "Transco" p and SOUTH JERSEY GAS COMPANY, a New Jersey corporation, hereinafter called "Shipper") pursuant to the following terms and representations:

                                                 WITNESSETH:
                           WHEREAS, Shipper has requested Transco to transport
                      on a firm basis commencing on or about November 1, 1991 quantities of natural gas from Points of Receipt on the pipeline system of Texas Gas Transmission Corporation ("Texas Gas") to Points of Delivery on Transco's pipeline system; and WHEREAS, Transco is agreeable to providing such firm transportation service as soon as all regulatory approvals are secured or as soon thereafter as is reasonably practicable when all of the necessary facilities are ready for service; and

                           WHEREAS, Transco has entered into precedent
                      agreements for firm transportation with Texas Gas and CNG Transmission Corporation (IICNG") in order to provide the requested transportation service; and

                           WHEREAS, Transco has agreed to file with the Federal
                      Energy Regulatory Commission ("FERCII), and Shipper has agreed to support, an application for a certificate of public convenience and necessity requesting authorization to provide this firm transportation service and to construct the necessary facilities; and

                           WHEREAS, Transco will construct, install and operate
                      such facilities on a basis consistent with the operating terms and conditions and assumptions of Transco's Delivery Point Entitlement proposal, filed at the FERC in Docket No. CP89-484. In the event such operating terms and
                      conditions  and assumptions  are  determined   to   be
                      inapplicable, it is Transco's intent to diligently pursue a mutually agreeable alternative design for the proposed facilities, provided such facilities do not result in a material increase in the proposed rates for service;

                           NOW, THEREFORE,   in   consideration   of the
                      mutual   covenants    herein assumed, Transco and Shipper
                      agree as follows:

                           1. Shipper has requested and Transco has agreed to transport on a firm basis up to the dekatherm equivalent of 25 000 Mcf per day ("Transportation Demand") (IITDII) of natural gas from Points of Receipt on the pipeline system of Texas Gas to Points of Delivery on Transcols pipeline system, as set forth in Exhibit A hereto. Transco and Shipper agree that Shipper's TD may be decreased by Transco as necessary to balance service requests by all project participants with the level of service available as determined in Transcols sole and reasonable judgment or to reflect any  reallocation of capacity  required  by  FERC  as  a
                      condition  of approval   of   Transcols   certificate
                      application. Shipper represents that its participation in Transco's project is exclusive with respect to the volumes nominated and the proposed market(s) to be served.

                           2.  Firm  transportation  service  will  be provided
                      in   accordance   with Transco's  proposed  Rate  Schedule
                      FT-NT, a copy of which is attached, and the applicable provisions of the General Terms and Conditions of Transcols FERC Gas Tariff as filed with the FERC and as same may be legally amended or superseded from time to time. The parties hereto recognize, however, that certain provisions of Transcols Rate Schedule FT-NT (including but not limited to the gas scheduling and balancing procedures, penalties, and methods for determining daily receipts and deliveries) are the subject of and will be modified in accordance with the outcome of Transcols current rate proceeding in Docket No. RP87-7-000, et al.

                           3.  Transco and Shipper  agree  to  seek and
                      exercise good faith efforts to seek, and to cause any and all other parties whose participation is required to seek, such contract rights (including Shipper's gas supply arrangements and any necessary upstream or downstream transportation agreements), property rights,
                      financing   arrangements   and regulatory approvals
                      (including but not limited to any licenses, permits, certifidates or other approvals from the FERC) as may be necessary to effectuate the receipt of gas at the Receipt Points and the delivery of gas at the Delivery Points, in the quantities set forth in Exhibit A
                      hereto  throughout  the  term  of  the   firm
                      transportation   service agreement  contained  in  Rate
                      Schedule  FT-NT .  In this  regard,  Transco   and
                      Shipper mutually agree to use good faith efforts to cooperate and support each other in obtaining such
                      authorizations,   financing   arrangements,   property
                      rights,   contract   rights   or regulatory approvals
                      which  are  required  to effectuate  the  service
                      contemplated  by  this Precedent  Agreement   and   to
                      provide   each other   with   any   necessary
                      information requested in order to obtain such authorizations, rights or approvals. The parties further agree to utilize good faith efforts to keep each other apprised of their progress in obtaining any necessary contract rights, property rights,
                      financing   arrangements   and regulatory approvals.

                           4. Shipper agrees to reimburse Transco for its pro rata portion of any and all filing fees incurred by Transco as a result of seeking authorization to provide the proposed service to Shipper.

                            5.  This    Agreement      is   subject to
                      Shipper's   demonstration of creditworthiness  in  a
                      manner reasonably satisfactory to Transco. In addition, Shipper shall, on or before June 30, 1990, or such later date as Transco may deem appropriate, provide Transco with sufficient data to evidence a
                      bona fide   market,   gas   supply arrangements,  and  any
                      upstream  and   downstream transportation   arrangements
                      necessary to effectuate the receipt and delivery of gas as contemplated herein. If the foregoing conditions precedent set forth in this paragraph have not been satisfied by June 30, 1990, then at any time thereafter during which any of said conditions precedent remain unsatisfied, Transco shall have the right, at its sole discretion, to terminate this agreement on ten (10) days advance written notice to Shipper. To the extent that the FERC shall determine that information in addition to that required by Transco is necessary, Shipper shall provide Transco with such additional information within the time required by the FERC.

                           6. The acquisition of all necessary regulatory approvals referenced in Paragraph 3 on terms reasonably satisfactory to Transco and the acceptance by Transco of such required FERC and other regulatory authorizations are conditions precedent to the execution of the firm transportation service
                      agreement  contained  in   Transco's proposed Rate
                      Schedule FT-NT

                            7. Performance by Transco of the obligation to commence construction of facilities is expressly made
                      subject to the following conditions precedent: (a)   the
                      closing of any necessary financing arrangements for Shipper's proposed facility (if applicable) upon terms that provide Transco a reasonable basis to conclude that Shipper will be able to perform its obligations under the firm service agreement; and (b) the commencement of construction of Shipper's proposed facility (if applicable).

                           8. If any of the conditions precedent set forth in Paragraph 6 have not been satisfied on or before December 31, 1992, then at any time thereafter during which any of said conditions precedent remain unsatisfied, either party hereto shall have the right to terminate this agreement by giving ten (10) days advance written notice to the other. COMplete the construction Of such facilities and commence deliveries Contemplate hereunder by November 1, 1991.

                            9. The parties hereto recognize that Texas Gas, CNG and Transco will be required to incur certain expenses prior to the Commission's authorization of the proposed transportation service in order to ensure that the construction of facilities will proceed on a timely basis. In addition to other remedies available to Transco, Shipper agrees to reimburse Transco for its pro rata portion of any and all such reasonable expenses in the event that the following two conditions are met (1) Shipper terminates this Precedent Agreement and its participation in the project in a way that is inconsistent with Paragraph 8 above; and (2) Transco determines in its sole and reasonable judgment not to proceed with the proposed firm transportation service at the proposed level due to a lack of project participation. In this regard, Transco agrees to provide Shipper with prior written notice of any such expense which will exceed $1,000,000.00.

                           10. Within thirty (30) days after the date on which all the conditions precedent specified in Paragraph 6 above are satisfied, Transco and Shipper shall execute and deliver the firm service agreement contained in Transco's Rate Schedule FN-NT. Upon execution of the agreement, Transco shall proceed and shall cause CNG and Texas Gas to proceed with the construction of authorized facilities in order to fulfill the terms of this Precedent Agreement and to make it possible for the commencement of deliveries to Shipper on or about November 1, 1991. If, after proceeding with due diligence to obtain necessary materials and to construct the necessary facilities, Transco, CNG or Texas Gas is unable to complete such construction and place such facilities in operation by the aforementioned date, Transco shall continue to proceed with due diligence to complete or cause the completion of such construction, place such facilities in operation, and commence service to Shipper at the earliest practicable date thereafter. Transco shall not be liable nor shall this Precedent Agreement or the aforementioned agreement be subject to cancellation if, despite its exercise of due diligence, Transco is unable to complete the construction of such facilities and commence deliveries contemplated hereunder by November 1, 1991.

                           11. Notices under this agreement shall be addressed as follows:

                                             Shipper:

                                             South Jersey Gas Company
                                             One South Jersey Plaza
                                             Folsom, New Jersey 08037
                                             Attention: Mr. William Bingham, Jr

                                             Transcontinental Gas Pipe Line
                                             Corporation
                                             2800 Post Oak Boulevard
                                             P.O. Box 1396
                                             Houston, Texas 77251
                                             Attention:   Senior Vice President
                                                          -Transportation and
                                                          Customer Services

                           12. Any individual or entity which shall succeed by purchase, merger or consolidation to the properties, substantially as an entirety, of Transco or Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its Predecessor in title under this agreement. Either party may, without relieving itself of its obligations under this agreement, assign any of its rights hereunder to a company with which it is affiliated, but otherwise no assignment of this agreement or any of the rights or obligations hereunder shall be made unless there first shall have been obtained the consent thereto in writing of the other party. It is agreed, however, that the restrictions on assignment contained in this paragraph shall not in any way prevent either party to this agreement from pledging or mortgaging its rights hereunder as security for its indebtedness.

                            13. No modification of the terms and provisions of this agreement shall be made except by the execution of a written agreement.

                           14. This agreement may be executed in multiple counterpart originals.


                           IN WITNESS WHEREOF, the parties hereto have executed
                      this Precedent Agreement as of the day of the year first above written.

                  TRANSCONTINENTAL GAS  PIPE LINE CORPORATION (Seller)


                  By
                        Thomas E. Skains
                        Senior Vice President
                        Transportation and Customer Services


                  SOUTH JERSEY GAS COMPANY
                  (Buyer)


                  By
                        G. L. Baulig
                        Secretary


                        William C. Bingham
                        Sr.  Vice President
                        Gas Supply






                                   EXHIBIT "A"



         For each delivery points Shipper shall nominate a daily quantity. The sum of the daily quantities will equal Shipper's Transportation Demand.


                   Delivery                      Transportation
                   Point(s) 1                        Demand
                                                   (Mcf/d) 2/

                   Prospect                              0
                   Harmony Road                      7,000
                   Woodbury                          8,000
                   Lawnside                         10,000




                 Total Transportation
                    Contract Demand                25,000




         Specify Receipt Points and Daily Quantities to be delivered to Texas Gas Transmission. Receipt PO!nt Quantities are subject to final allocations by Transco.

                         Carthage, Texas         Mcf/d

                         Eunice, Louisiana       Mcf/d








                         1. Customers with multiple delivery points should specify a maximum dally quantity at each metering station.

                         2. Specify the quantities to be delivered by Transco at each deliverv Doint. The dekatherm equivalent of the volumes to be delivered at the delivery P-oi-nt(s) will be received at the receipt point(s), plus an amount for fuel and/or normal operational loss associated with the transportation.

                           Transcontinental Gas
                           Pipe Line Corporation

                           2800 Post Oak Boulevard
                           P. 0. Box 1396
                           Houston, Texas 77251-1396
                           713-439-2000
                           William N. Shoff
                           Vice President Business Development & Planning